This is filed pursuant to Rule 497(e).

Securities Act File No. 333-49241
Investment Company Act File No. 811-9174



                      AEGIS VALUE FUND, INC.

              Supplement dated August 2, 2006 to the
   Prospectus dated December 21, 2005 (as amended March 14, 2006)


The Fund has engaged a new transfer agent, administrator and fund accountant. Accordingly, the following changes to the disclosure contained in the Fund s prospectus dated December 21, 2005 (as amended March 14, 2006) will become effective on August 14, 2006.



The following disclosure will replace the disclosure in the sixth paragraph under the heading MANAGEMENT OF THE FUND on page 12:

Fund Transfer Agent and Administrator.
UMB Fund Services, Inc. (UMBFS), a Wisconsin corporation, provides transfer agency, administrative and fund accounting services to the Fund. UMBFS is a full service U.S. mutual fund back office servicing company, which provides administration, fund accounting, transfer agency and dividend disbursing agency services to mutual funds. The Fund pays to UMBFS and its custodian affiliate for providing transfer agency, administrative, fund accounting and custodial services a fee equal on an annual basis to 0.10% on the first $300 million in assets, 0.08% on assets between $300 million and $800 million, 0.06% on assets between $800 million and $1.3 billion and 0.04% on assets over $1.3 billion. Such fee does not include certain out-of-pocket and other expenses.




The following disclosure will replace the disclosure in the second paragraph under PURCHASING AND REDEEMING FUND SHARES-How to Purchase Shares on page 13:

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $4,000. The minimum subsequent purchase amount is $1,000 unless the purchase in made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more. The Fund reserves the right to change its investment minimums at any time.




The following disclosure will replace in its entirety the disclosure under the heading PURCHASING AND REDEEMING FUND SHARES beginning on page 15 from the section on Direct Investment-Opening an Account through the section on How to Exchange Shares on page 18:

Direct Investment-Opening an Account and Purchasing Shares
To purchase shares directly from the Fund, an Account Application must be completed and signed. If you have any questions about the Fund or need assistance with your Account Application, please call the Fund at 800-528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship. To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please visit the Fund s website at www.aegisvaluefund.com or call the Fund at 800-528-3780 to obtain the correct Account
Application.

By Mail
To open an account at the Fund and purchase shares by mail, you must complete and return the appropriate Account Application with a check made payable to Aegis Value Fund. Account Application(s) and checks should be mailed to:

By Regular Mail:
Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175


By Overnight Mail:
Aegis Value Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

UMBFS must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless UMBFS receives a properly completed and executed Account Application. Please note that the Fund is offered and sold only to persons residing in the United States or U.S. territories.

By Telephone
You may not make an initial purchase of Fund shares by telephone. Prior to conducting telephone transactions, you must provide the Fund with a completed Account Application and other information, which is described below under Additional Information Regarding Direct Purchases.

By Internet
You may open an account through the Fund s website at www.aegisvaluefund.com. For important information on this feature, see Fund Transactions through the Fund s Website below.

By Wire
To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, call the Fund at 800-528-3780 to provide your name and the name of the bank from which you are wiring money. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

UMB Bank, n.a.
ABA#101-000-695
FBO: Aegis Value Fund
Account # 9871062775
(Also include your name in the wiring instructions)

Additional Information Regarding Direct Purchases All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. If you purchased Fund shares by check, you may not receive redemption proceeds from a subsequent redemption request until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Fund of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Fund or its agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

Direct Investment-Purchasing Additional Shares

By Mail
Make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the address set forth under Direct Investment-Opening an Account and Purchasing Shares-By Mail.

By Telephone
You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. You may call 800-528-3780 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $1,000 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is accepted by UMBFS.

By Internet
You may purchase shares in an existing account through the Fund s website at www.aegisvaluefund.com. To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. For important information on this feature, see Fund Transactions through the Fund s Website below.

By Wire
You may also wire money to UMB Bank per the instructions set forth above under Direct Investment-Opening an Account and Purchasing Shares-By Wire. Prior to wiring money to purchase additional shares of the Fund, please contact the Fund to provide your name, Fund account number, and the name of the bank from which you are wiring money.

Automatic Investment Plan
The Automatic Investment Plan allows you to purchase shares of the Fund through pre-authorized transfers of funds from your bank account. Under the Automatic Investment Plan, you may make subsequent minimum purchases on a monthly or quarterly basis of $100 or more. You can establish the Automatic Investment Plan for your account by completing the appropriate section of the Account Application.

How to Redeem Shares through a Broker
You may sell Fund shares held in a brokerage account by submitting a redemption request to your broker. If you redeem shares of the Fund held in a brokerage account with a broker-dealer, you should be aware that there may be a charge to you for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

How to Redeem Shares from Direct Investment
You may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined NAV after the Fund receives the redemption request in proper form. Redemption requests received after the close of trading on the New York Stock Exchange will be processed at the closing NAV for the following business day.

By Mail
To redeem shares from your Fund account, you may send a request in proper form to the Fund at:

By Regular Mail:
Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

By Overnight Mail:
Aegis Value Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

By Telephone
You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. You may redeem Fund shares by calling 800-528-3780. Redemption proceeds will be mailed directly to you or electronically transferred to your pre-designated bank account. You may redeem as little as $500 and as much as $100,000 by telephone redemption. Unless you decline telephone privileges on your Account Application, as long as the Fund or its agents take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

By Internet
You may redeem shares through the Fund s website at www.aegisvaluefund.com. To establish online transaction privileges you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. For important information on this feature, see Fund Transactions through the Fund s Website below.

Additional Information Regarding Redemptions of Direct Investments

A redemption request in proper form must include the following:

1.  The name of the Fund and the shareholder account number.
2.  The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners, exactly as they are registered on the account.
Note: For redemptions with a value greater than $100,000, all shareholder signatures must be medallion guaranteed. Each signature for redemptions greater than $100,000 must be medallion guaranteed by an eligible guarantor institution as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.
4.  Share certificates, if held by the shareholder.
5. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at 800-528-3780.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds for recently purchased shares may be delayed until the purchase check has cleared, which may be up to fifteen days from the date of purchase. In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

How to Exchange Shares
Shares of the Fund may be exchanged for shares of the Aegis High Yield Fund. An exchange between funds is a sale and purchase transaction, and therefore is a taxable event. A written exchange request may be mailed to one of the addresses listed above under How to Redeem Shares from Direct Investment-By Mail. Such request must be in proper form, as described above under Additional Information Regarding Redemption Requests of Direct Investments. Exchange requests may be made by telephone or through the Internet, if you have established these privileges with the Fund. Exchanges are processed at the respective net asset value of each fund next determined after the receipt of the exchange request.

Excessive exchanges can harm the management of the Fund and increase the Fund s costs for all shareholders. Therefore, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Fund permits no more than four exchanges per account, tax identification number, Social Security number or related investment group into or out of the Fund in any one-year period.
The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject any exchange, at any time for any reason.

Fund Transactions through the Fund s Website
You may visit us online through the Fund s website at www.aegisvaluefund.com. In addition to checking your Fund account balance, you may purchase, redeem or exchange shares of the Fund through the website. You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 800-528-3780. You will be required to enter into a users agreement through the website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund s website. The Fund imposes an upper limit of $100,000 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, and unregulated environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Fund, UMBFS, nor the Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Fund, UMBFS, nor the Advisor will be liable for any loss, liability cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.




The following disclosure will be deleted from the information presented under the heading ADDITIONAL INFORMATION REGARDING PURCHASES AND
REDEMPTIONS on page 18:

Wire Transfer of Redemption Proceeds. Shareholders can request to have redemption proceeds wired to a specified bank account, but full and complete wire instructions must be included in the written redemption request. The custodian of the Fund will charge a fee to make the wire transfer.

THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.